Exhibit 99.1

SBC Medical Group Holdings Announces Second Quarter 2025 Financial Results

IRVINE, Calif. — Aug 13, 2025—(BUSINESS WIRE)—SBC Medical Group Holdings Incorporated (NASDAQ: SBC, “SBC Medical” or the “Company”), a global owner, operator and provider of management services and products to cosmetic treatment centers, today announced its financial results for the second quarter of fiscal year 2025 (three months ended June 30, 2025) and for the first half of fiscal year 2025 (six months ended June 30, 2025).

Second Quarter 2025 Highlights

●	Total revenues were $43 million, representing an 18% year-over-year decrease.
●	Income from operations was $15 million, representing a 47% year-over-year decrease.
●	Net Income attributable to SBC Medical Group was $2.5 million, representing an 87% year-over-year decrease.
●	Earnings per share, which is defined as net income attributable to the Company divided by the weighted average number of outstanding shares, was $0.02 for the three months ended June 30, 2025, compared to $0.20 in the same period of 2024.
●	EBITDA[1], which is calculated by adding depreciation and amortization expense and impairment loss to income from operations was $15 million, representing a 46% year-over-year decrease. EBITDA margin[1] was 35% for the second quarter of 2025, compared to 53% for second quarter of 2024.
●	Return on equity, which is defined as net income attributable to the Company divided by the average of shareholder’s equity as of June 30, 2025, was 4% representing a year-over-year decrease of 44 percentage points.
●	Number of Franchise Locations[2] was 259 as of June 30, 2025, representing an increase of 36 locations from June 30, 2024.
●	Number of customers[3] in the last twelve months ended June 30, 2025, was 6.31 million, representing a 14% year-over-year increase.
●	Repeat rate for customers[4] who visited franchisee’s clinics twice or more was 72%.

1 EBITDA and EBITDA Margin are non-GAAP financial measures. For more information on non-GAAP financial measures, please see the section “Use of Non-GAAP Financial Measures” and the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

2 The figures take into accounts of the franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH, JUN CLINIC

3 The number of customers takes into account customers of SBC brand clinics, Rize Clinic and Gorilla Clinic, AHH Clinic but does not take account of customers of JUN CLINIC, but excluding free counseling. The applicable periods are from July 1, 2024, to June 30, 2025

4 The figures include franchising of SBC brand clinics, Rize Clinic, and Gorilla Clinic, but does not take account of customers of AHH clinics and JUN CLINIC excluding free counseling. The percentage of customers who visited our franchisee’s clinics twice or more.

First Half 2025 Highlights

●	Total revenues were $91 million, representing a 16% year-over-year decrease.
●	Income from operations was $39 million, representing a 25% year-over-year decrease.
●	Net Income attributable to SBC Medical Group was $24 million, representing a 36% year-over-year decrease.
●	Earnings per share, which is defined as net income attributable to the Company divided by the weighted average number of outstanding shares, was $0.23 for the six months ended June 30, 2025, compared to $0.40 in the same period of 2024.
●	EBITDA[1], which is calculated by adding depreciation and amortization expense and impairment loss to income from operations was $40 million, representing a 25% year-over-year decrease. EBITDA margin[1] was 44% for the first half of 2025, compared to 50% for first half of 2024.

Yoshiyuki Aikawa, Chairman and Chief Executive Officer of SBC Medical, said, “ As anticipated and signaled in our prior guidance, Q2 2025 reflected strategic shifts aimed to position SBC Medical for long-term competitiveness and scalability. Total revenue declined 18% year-over-year to $43 million, primarily due to the completed discontinuation of our staffing business, targeted divestitures to streamline our operations, and revision of fee structure. We are executing our strategic plan with precision, as evidenced by our network of 259 Franchise Locations as of June 30, 2025 and 6.31 million visits over the last twelve months, demonstrating a scale that is unmatched in Japan. Our high repeat rate underscores the strength of our Shonan Beauty Clinic brand. Japan’s consumer discretionary market faces challenges, including restrained growth due to trade restrictions and cautious consumer spending. Despite these headwinds, we are successfully advancing key initiatives, including the acquisition of MB career lounge to enhance our management support services and the joining of JUN CLINIC to our network, which boasts a high average spend per customer. Looking ahead, we remain confident in our strategic roadmap, focused on optimizing our franchise model, capturing growth opportunities, transitioning to higher-margin models, and delivering lasting value to our shareholders.”

Second Quarter 2025 Financial Results

Total revenues were $43 million, a decrease of 18% year-over-year, primarily due to a revised fee structure for franchising services implemented starting from April 2025, the discontinuation of staffing services business, and divestiture of SNA and Kijimadaira, partially offset by growth in procurement, rental services, and other revenue streams.

Net income attributable to SBC Medical Group for the three months ended June 30, 2025 was $2.5 million, compared to $18.5 million in the same period of 2024. The decrease was largely attributed to unfavorable changes in other income and expenses, primarily due to higher foreign exchange losses.

EBITDA1 was $15 million, a decrease of 46% year-over-year, primarily due to lower revenue following the termination of the staffing services business, the deconsolidation of SNA and Kijimadaira, and revision of fee structure.

Conference Call

The Company will hold a conference call on Wednesday, August 13, 2025 at 8:30 am Eastern Time (or Wednesday, August 13, 2025 at 9:30 pm Japan Time) to discuss the financial results and take questions live.

Please register in advance of the conference using the link provided below.

https://edge.media-server.com/mmc/p/ukc9sp9j/lan/en/

It will automatically direct you to the registration page of “SBC Q2 2025 Financial Results Presentation.”. Please follow the steps to enter your registration details, then click “Submit.”. Upon registration, you will be able to access the dedicated Conference Call viewing site. In addition to viewing the conference call, this site provides access to information about the speakers as well as past investor relations materials.

Starting 10 minutes before the conference call begins, you will be able to view the earnings presentation materials on the site. The materials will also be available for download.

A replay of the conference call will be accessible until August 13, 2026.

Additionally, the earnings release, accompanying slides, and an archived webcast of this conference call will be available at the Company’s Investor Relations website at https://ir.sbc-holdings.com/

About SBC Medical

SBC Medical, headquartered in Irvine, California and Tokyo, Japan, owns and provides management services and products to cosmetic treatment centers. The Company is primarily focused on providing comprehensive management services to franchise clinics, including but not limited to advertising and marketing needs across various platforms (such as social media networks), staff management (such as recruitment and training), booking reservations for franchise clinic customers, assistance with franchise employee housing rentals and facility rentals, construction and design of franchise clinics, medical equipment and medical consumables procurement (resale), the provision of cosmetic products to franchise clinics for resale to clinic customers, licensure of the use of patent-pending and non-patented medical technologies, trademark and brand use, IT software solutions (including but not limited to remote medical consultations), management of the franchise clinic’s customer rewards program (customer loyalty point program), and payment tools for the franchise clinics.

For more information, visit https://sbc-holdings.com/

Use of Non-GAAP Financial Measures

The Company uses non-GAAP measures, such as EBITDA and EBITDA margin, in evaluating its operating results and for financial and operational decision-making purposes. The Company believes that the non-GAAP financial measures help identify underlying trends in its business. The Company believes that the non-GAAP financial measures provide useful information about the Company’s results of operations, enhance the overall understanding of the Company’s past performance and future prospects and allow for greater visibility with respect to key metrics used by the Company’s management in its financial and operational decision-making.

The non-GAAP financial measures are not defined under U.S. GAAP and are not presented in accordance with U.S. GAAP. The non-GAAP financial measures have limitations as analytical tools, and when assessing the Company’s operating performance, cash flows or liquidity, investors should not consider them in isolation, or as a substitute for net loss, cash flows provided by operating activities or other consolidated statements of operations and cash flows data prepared in accordance with U.S. GAAP.

The Company mitigates these limitations by reconciling the non-GAAP financial measures to the most comparable U.S. GAAP performance measures, all of which should be considered when evaluating the Company’s performance.

For more information on the non-GAAP financial measures, please see the table captioned “Unaudited Reconciliations of GAAP and Non-GAAP Results.”

Forward Looking Statements

This press release contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s financial performance; growth in revenue and earnings; business prospects and opportunities; and capital deployment plans and liquidity. In some cases, forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this release and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management’s current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading “Risk Factors” and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED BALANCE SHEETS

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$152,740,882	$125,044,092
Accounts receivable	2,350,368	1,413,433
Accounts receivable – related parties	48,920,843	28,846,680
Inventories	1,705,237	1,494,891
Finance lease receivables, current – related parties	9,128,931	5,992,585
Customer loans receivable, current	10,552,623	10,382,537
Prepaid expenses and other current assets	14,051,746	11,276,802
Other receivables – related parties	1,891,408	—
Total current assets	241,342,038	184,451,020

Non-current assets:
Property and equipment, net	8,058,016	8,771,902
Intangible assets, net	1,584,543	1,590,052
Long-term investments, net	3,593,087	3,049,972
Goodwill, net	5,011,511	4,613,784
Cryptocurrencies	535,882	—
Finance lease receivables, non-current – related parties	13,197,979	8,397,582
Operating lease right-of-use assets	4,583,393	5,267,056
Finance lease right-of-use assets	516,932	—
Deferred tax assets	2,343,302	9,798,071
Customer loans receivable, non-current	5,934,636	5,023,551
Long-term prepayments	1,755,292	1,745,801
Long-term investments in MCs – related parties	19,381,422	17,820,910
Other assets	7,461,224	15,553,453
Total non-current assets	73,957,219	81,632,134
Total assets	$315,299,257	$266,083,154

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$16,290,206	$13,875,179
Accounts payable – related parties	3,245,989	659,044
Current portion of long-term loans	69,420	96,824
Notes and other payables, current – related parties	3,272,048	26,255
Advances from customers	512,123	820,898
Advances from customers – related parties	10,333,007	11,739,533
Income tax payable	14,133,163	18,705,851
Operating lease liabilities, current	3,623,871	4,341,522
Finance lease liabilities, current	161,340	—
Accrued liabilities and other current liabilities	6,229,797	8,103,194
Due to related party	2,810,647	2,823,590
Total current liabilities	60,681,611	61,191,890

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED BALANCE SHEETS — (Continued)

	June 30, 2025	December 31, 2024
Non-current liabilities:
Long-term loans	7,031,506	6,502,682
Notes and other payables, non-current – related parties	—	5,334
Deferred tax liabilities	353,517	926,023
Operating lease liabilities, non-current	1,208,516	1,241,526
Finance lease liabilities, non-current	164,721	—
Other liabilities	1,206,815	1,193,541
Total non-current liabilities	9,965,075	9,869,106
Total liabilities	70,646,686	71,060,996

Stockholders’ equity:
Preferred stock ($0.0001 par value, 20,000,000 shares authorized; no shares issued and outstanding as of June 30, 2025 and December 31, 2024)	—	—
Common stock ($0.0001 par value, 400,000,000 shares authorized, 103,881,251 and 103,020,816 shares issued, 103,098,442 and 102,750,816 shares outstanding as of June 30, 2025 and December 31, 2024, respectively)	10,388	10,302
Additional paid-in capital	72,196,114	62,513,923
Treasury stock (at cost, 782,809 and 270,000 shares as of June 30, 2025 and December 31, 2024, respectively)	(5,115,262)	(2,700,000)
Retained earnings	213,423,693	189,463,007
Accumulated other comprehensive loss	(35,922,942)	(54,178,075)
Total SBC Medical Group Holdings Incorporated stockholders’ equity	244,591,991	195,109,157
Non-controlling interests	60,580	(86,999)
Total stockholders’ equity	244,652,571	195,022,158
Total liabilities and stockholders’ equity	$315,299,257	$266,083,154

The accompanying notes are an integral part of these unaudited consolidated financial statements.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND

COMPREHENSIVE INCOME

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Revenues, net – related parties	$38,944,898	$51,039,038	$84,202,043	$101,509,245
Revenues, net	4,413,949	2,063,042	6,485,505	6,400,877
Total revenues, net	43,358,847	53,102,080	90,687,548	107,910,122
Cost of revenues (including cost of revenues from related parties of $4,669,602 and $3,616,103 for the three months ended June 30, 2025 and 2024, and $8,126,530 and $5,413,462 for the six months ended June 30, 2025 and 2024, respectively)	13,348,270	13,682,405	22,943,887	28,971,072
Gross profit	30,010,577	39,419,675	67,743,661	78,939,050

Operating expenses:
Selling, general and administrative expenses (including selling, general and administrative expenses from related parties of $415,767 and nil for the three months ended June 30, 2025 and 2024, and $415,767 and nil for the six months ended June 30, 2025 and 2024, respectively)	15,456,385	12,129,115	28,987,395	27,187,605
Total operating expenses	15,456,385	12,129,115	28,987,395	27,187,605

Income from operations	14,554,192	27,290,560	38,756,266	51,751,445

Other income (expenses):
Interest income	22,882	11,644	78,215	29,333
Interest expense	(49,651)	(7,424)	(55,858)	(10,432)
Other income	33,771	306,291	185,099	655,972
Other expenses	(1,132,465)	(514,636)	(2,829,724)	(1,951,292)
Gain on redemption of life insurance policies	—	—	8,746,138	—
Change in fair value of cryptocurrencies	111,632	—	111,632	—
Gain on disposal of subsidiary	—	—	—	3,813,609
Total other income (expenses)	(1,013,831)	(204,125)	6,235,502	2,537,190

Income before income taxes	13,540,361	27,086,435	44,991,768	54,288,635

Income tax expense	11,100,509	8,529,110	21,059,966	16,981,094

Net income	2,439,852	18,557,325	23,931,802	37,307,541
Less: net income (loss) attributable to non-controlling interests	(18,388)	72,917	(28,884)	65,381
Net income attributable to SBC Medical Group Holdings Incorporated	$2,458,240	$18,484,408	$23,960,686	$37,242,160

Other comprehensive income (loss):
Foreign currency translation adjustment	$8,623,269	$(9,046,549)	$18,431,596	$(19,240,401)
Total comprehensive income	11,063,121	9,510,776	42,363,398	18,067,140
Less: comprehensive income (loss) attributable to non-controlling interests	184,411	22,000	147,579	(70,000)
Comprehensive income attributable to SBC Medical Group Holdings Incorporated	$10,878,710	$9,488,776	$42,215,819	$18,137,140

Net income per share attributable to SBC Medical Group Holdings Incorporated*
Basic and diluted	$0.02	$0.20	$0.23	$0.40
Weighted average shares outstanding*
Basic and diluted	103,507,249	94,192,433	103,392,580	94,192,433

*	Retrospectively restated for effect of reverse recapitalization on September 17, 2024.

The accompanying notes are an integral part of these unaudited consolidated financial statements.

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$23,931,802	$37,307,541
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization expense	1,264,405	1,849,422
Non-cash lease expense	2,185,744	1,923,890
Provision for credit losses	283,752	62,804
Fair value change of long-term investments	384,523	1,045,557
Gain on disposal of subsidiary	—	(3,813,609)
Gain on redemption of life insurance policies	(8,746,138)	—
Gain on disposal of property and equipment	(10,804)	(902)
Change in fair value of cryptocurrencies	(111,632)	—
Deferred income taxes	7,452,983	(3,322,728)
Changes in operating assets and liabilities:
Accounts receivable	(789,577)	(1,423,412)
Accounts receivable – related parties	(17,039,113)	5,843,499
Inventories	(717,972)	561,921
Finance lease receivables – related parties	(6,482,967)	(1,759,556)
Customer loans receivable	8,081,703	7,521,267
Prepaid expenses and other current assets	(1,349,225)	(1,488,347)
Long-term prepayments	211,988	(41,412)
Other assets	85,907	(1,007,431)
Accounts payable	1,165,217	(8,960,556)
Accounts payable – related parties	2,455,865	—
Notes and other payables – related parties	(5,031,570)	(5,101,368)
Advances from customers	(369,616)	(755,977)
Advances from customers – related parties	(2,363,891)	(4,663,233)
Income tax payable	(6,030,526)	5,462,133
Operating lease liabilities	(2,275,398)	(1,998,196)
Accrued liabilities and other current liabilities	(2,508,035)	(4,444,172)
Other liabilities	(88,593)	77,625
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(6,411,168)	22,874,760

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(560,431)	(1,565,333)
Purchase of convertible note	—	(1,700,000)
Prepayments for property and equipment	(705,351)	—
Advances to related parties	—	(617,804)
Payments made on behalf of related parties	(1,836,541)	(5,245,990)
Purchase of long-term investments	(652,555)	—
Purchase of cryptocurrencies	(424,250)	—
Long-term loans to others	(13,134)	(62,489)
Repayments from related parties	70,000	555,000
Repayments from others	56,307	44,748
Proceeds from redemption of life insurance policies	17,735,717	—
Disposal of subsidiary, net of cash disposed of	—	(815,819)
Proceeds from disposal of property and equipment	1,728,236	1,971
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	15,397,998	(9,405,716)

SBC MEDICAL GROUP HOLDINGS INCORPORATED

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)

	For the Six Months Ended June 30,
	2025	2024
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from related parties	15,000	—
Repayments of long-term loans	(74,256)	(59,217)
Repayments of finance lease liabilities	(278,097)	—
Repayments to related parties	(27,943)	(50,124)
Repurchase of common stock	(2,415,262)	—
Deemed contribution in connection with price modification on disposal of property and equipment	9,682,277	—
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	6,901,719	(109,341)

Effect of exchange rate changes	11,808,241	(12,679,865)

NET CHANGE IN CASH AND CASH EQUIVALENTS	27,696,790	679,838
CASH AND CASH EQUIVALENTS AS OF THE BEGINNING OF THE PERIOD	125,044,092	103,022,932
CASH AND CASH EQUIVALENTS AS OF THE END OF THE PERIOD	$152,740,882	$103,702,770

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest expense	$55,858	$10,432
Cash paid for income taxes, net	$19,637,454	$16,191,178

NON-CASH INVESTING AND FINANCING ACTIVITIES
Property and equipment transferred from long-term prepayments	$246,188	$—
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$104,437	$—
Finance lease right-of-use assets obtained in exchange for finance lease liabilities	$612,466	$—
Remeasurement of operating lease liabilities and right-of-use assets due to lease modifications	$1,160,680	$1,376,034
Payables to related parties in connection with loan services provided	$8,175,342	$16,085,387
Issuance of common stock as incentive shares	$86	$—

The accompanying notes are an integral part of these unaudited consolidated financial statements.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

SBC MEDICAL GROUP HOLDINGS INCORPORATED

Unaudited Reconciliations of GAAP and Non-GAAP Results

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Total revenues, net	$43,358,847	$53,102,080	$90,687,548	107,910,122
Income from operations	14,554,192	27,290,560	38,756,266	51,751,445
Depreciation and amortization expense	636,101	830,945	1,264,405	1,849,422
EBITDA	15,190,293	28,121,505	40,020,671	53,600,867
EBITDA margin	35%	53%	44%	50%

The accompanying notes are an integral part of these unaudited consolidated financial statements.

Contacts

In Asia:

SBC Medical Group Holdings Incorporated

Hikaru Fukui / Head of Investor Relations

E-mail: ir@sbc-holdings.com

In the US:

ICR LLC

Bill Zima / Managing Partner

Email: bill.zima@icrinc.com